Exhibit 10.53.2

AMENDMENT NO. 2

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 2 to the Registration Rights Agreement (this “Amendment”) is made and entered into effective November [ ], 2023 (the “Amendment Effective Date”) between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and certain holders of the Company’s securities identified on the signature pages hereto (collectively, the “Consenting Holders”). Capitalized terms not defined herein shall have the same meaning as set forth in the Registration Rights Agreement.

RECITALS:

WHEREAS, the Company and the Consenting Holders identified on the signature pages thereto entered into the Registration Rights Agreement dated as of July 7, 2023, as amended on August 30, 2023 (as amended, the “Registration Rights Agreement”);

WHEREAS, Section 7(c) of the Registration Rights Agreement provides that any provision of the Registration Rights Agreement may be amended with the written consent of the Company and the Holders of 51% or more of the then outstanding Registrable Securities;

WHEREAS, the Company and the Consenting Holders wish to amend the Registration Rights Agreement in order to extend the date of the Filing Deadline; and

WHEREAS, the Consenting Holders collectively constitute 51% or more of the outstanding Registerable Securities.

NOW, THEREFORE, for due and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. The definition of Filing Deadline in Section 1 of the Registration Rights Agreement shall be amended and restated as follows:

““Filing Deadline” means: (i) with respect to the Initial Registration Statement, the earlier of (A) the date that is 30 days following the closing date of the Uplist, and (B) November 30, 2023, and (ii) with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.”

2. The Registration Rights Agreement is hereby amended by amending and restating the final sentence of Section 2(a) thereof as follows:

“Notwithstanding anything contained herein to the contrary, (i) the Company shall include in the Uplist S-1 all of the Registrable Securities, and (ii) the Uplist S-1 shall be considered a Registration Statement for purposes of this Agreement.”

3. Except as modified by this Amendment, all other terms and conditions in the Registration Rights Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof, including Section 7(h) regarding governing law. No reference to this Amendment need be made in any instrument or document making reference to the Registration Rights Agreement; any reference to the Registration Rights Agreement in any such instrument or document shall be deemed a reference to the Registration Rights Agreement as amended hereby. The Registration Rights Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

4. This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

ARCH THERAPEUTICS, INC.

By:
Name:	Michael S. Abrams
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR CONSENTING HOLDERS FOLLOWS]

[CONSENTING HOLDERS SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer:_____________________________________________________

Signature of Authorized Signatory of Buyer:______________________________

Name of Authorized Signatory:_________________________________________

Title of Authorized Signatory:__________________________________________